SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 1, 2011

AMBICOM HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-153402	26-2964607
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Alder Drive Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 321-0822

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 31, 2011 the Registrant entered into an Investment Agreement and a Registration Rights Agreement with Kodiak Capital Group, LLC (the "Investor") to purchase up to $1,000,000 of the company's common stock. The Registrant plans to file a registration statement to register the Kodiak Capital shares. This Investor commitment provides the company with the flexibility to obtain capital in increments of up to $25,000 as working capital is needed.  The facility sets the purchase price at 80% of the volume weighted average over five consecutive trading days.  Both the Investment Agreement and the Registration Rights Agreement are attached as exhibits to this Current Report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Investment Agreement between Kodiak Capital Group, LLC and AmbiCom Holdings, Inc. dated October 31, 2011

Exhibit 10.2	Registration Rights Agreement between Kodiak Capital Group, LLC and AmbiCom Holdings, Inc. dated October 31, 2011

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

AMBICOM HOLDINGS, INC.

Date: November 4, 2011	By:	/s/ John Hwang
John Hwang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Investment Agreement between Kodiak Capital Group, LLC and AmbiCom Holdings, Inc. dated October 31, 2011

Exhibit 10.2	Registration Rights Agreement between Kodiak Capital Group, LLC and AmbiCom Holdings, Inc. dated October 31, 2011